Rule 497(e)
File Nos. 333-79865
811-09371

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT
of
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

SUPPLEMENT DATED NOVEMBER 20, 2006 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006

The information in this supplement updates and amends certain information contained in the Statement of Additional Information dated May 1, 2006 (SAI).  You should read this supplement along with the SAI.

The following information is added to the SAI at the end of the section on page 1 entitled “EXPERTS”:

Change in Independent Auditors

Effective October 12, 2006, Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, is no longer the independent auditor for the Account and will not conduct audits for any part of 2006.  KPMG LLP, Suite 1100, One Jackson Place, 188 East Capitol Street, Jackson, MS 39201, has been selected as the independent auditor for the Account.  KPMG will complete independent audits for the Account and the Company for the year ended December 31, 2006.

This Supplement must be accompanied by or read in conjunction with the current Statement of
Additional Information, dated May 1, 2006. This Supplement should be retained for future reference.